UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 24, 2006
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11802 Ridge Parkway, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

(720) 558-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — Other Events

On July 24, 2006 at 1:00 pm (MT), McDATA Corporation (the “Company”) held its 2006 annual shareholder meeting at the Company’s Worldwide Headquarters located in Broomfield, Colorado.  In accordance with its 2006 Annual Meeting Proxy Statement, the shareholders voted upon the following proposals:

(1)                                  To elect four Class III Directors for a three-year term.

(2)                                  To ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending January 31, 2007.

(3)                                  To approve the 2006 McDATA Omnibus Equity Incentive Plan.

(4)                                  To approve the amendment and restatement of the 2004 Inducement Equity Grant Plan.

At the meeting, the shareholders approved all of the proposals.  The Company will provide the detailed voting results in its next SEC Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey
Executive Vice President and Chief Legal Officer

Dated: July 24, 2006